Exhibit 24.1
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned officers and directors of PROS Holdings, Inc., a Delaware corporation, do hereby constitute and appoint Andres Reiner, Stefan Schulz, and Damian Olthoff and each of them, the lawful attorneys-in-fact and agents with full power of substitution, each with power to act alone, and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts. Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on this 20th day of January 2016.

Signature	Title

/s/ Andres Reiner	President, Chief Executive Officer and Director
Andres Reiner	(Principal Executive Officer)

/s/ Stefan Schulz	Executive Vice President and Chief Financial Officer
Stefan Schulz	(Principal Financial and Accounting Officer)

/s/ William Russell	Chairman of the Board
William Russell

/s/ Ellen Keszler	Director
Ellen Keszler

/s/ Greg B. Petersen	Director
Greg B. Petersen

/s/ Leslie Rechan	Director
Leslie Rechan

/s/ Timothy V. Williams	Director
Timothy V. Williams

/s/ Mariette M. Woestemeyer	Director
Mariette M. Woestemeyer

/s/ Ronald Woestemeyer	Director
Ronald Woestemeyer